John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Manager-Books	Bank of America Merrill Lynch
	Goldman Sachs & Co	JP Morgan
	Barclays Capital	Citigroup Global Markets Inc

	Co-Managers	Credit Suisse Securities USA LLC
	Deutsche Bank Securities Inc	Morgan Stanley
	US Bancorp Investments Inc	Wells Fargo Securities LLC
	Bank of New York Mellon Corp/The	PNC Capital Markets
Williams Capital Group LP

(2)	Names of Issuers: Allstate Corporation

(3)	Title of Securities: ALL 5.1 1/15/53

(4)	Date of First Offering: 01/03/13

(5)	Amount of Total Offering: $500,000,000 (20,000,000 Shares)

(6)	Unit Price of Offering: $25

Comparable Securities
1) Morgan Stanley, C#6174824M3
2) Allstate, C#020002AY7
3) Prudential Financial, C#744320AL6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (1.3225%).

(8)	Years of Issuer’s Operations: 82 years

(9)	Trade Date: 01/03/13

(10)	Portfolio Assets on Trade Date: $1,742,663,084.56

(11)	Price Paid per Unit: $25

(12)	Total Price Paid by Portfolio: 29,080 shares @ $25 = $727,000.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
280,000 shares @ $25 = $7,000,000

(14)	% of Portfolio Assets Applied to Purchase
0.042%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
82 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	1/3/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BofA Merrill Lynch
	Goldman, Sachs & Co.	Wells Fargo Securities

(2)	Names of Issuers: Berkshire Hathaway Finance Corporation

(3)	Title of Securities: BRK 1.6 05/15/17

(4)	Date of First Offering: 1/07/13

(5)	Amount of Total Offering: $275,000,000

(6)	Unit Price of Offering: $101.425

Comparable Securities
1) NYSE Euronext, C#629491AB7
2) JP Morgan Chase, C#48126EAA5
3) Korea Finance Corporation, C#50065TAD5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.325%).

(8)	Years of Issuer’s Operations: 174

(9)	Trade Date: 1/07/13

(10)	Portfolio Assets on Trade Date: $1,744,295,582.00

(11)	Price Paid per Unit: $101.425

(12)	Total Price Paid by Portfolio:
479,000 bonds @ $101.425 = $486,996.64

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $101.425 = $20,285,000

(14)	% of Portfolio Assets Applied to Purchase
0.028%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

1

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
174 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	1/7/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BofA Merrill Lynch
	Goldman, Sachs & Co.	Wells Fargo Securities

(2)	Names of Issuers: Berkshire Hathaway Finance Corporation

(3)	Title of Securities: BRK 3 5/15/22

(4)	Date of First Offering: 1/07/13

(5)	Amount of Total Offering: $225,000,000

(6)	Unit Price of Offering: $102.433

Comparable Securities
1) Invesco Finance, C#46132FAA8
2) Northern Trust, C#665859AN4
3) Aflac, #001055AJ1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.425%).

(8)	Years of Issuer’s Operations: 174

(9)	Trade Date: 1/07/13

(10)	Portfolio Assets on Trade Date: $1,744,295,582.00

(11)	Price Paid per Unit: $102.433

(12)	Total Price Paid by Portfolio:
479,000 bonds @ $102.433 = $493,049.07

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
5,000,000 bonds @ $102.433 = $5,146,650.00

(14)	% of Portfolio Assets Applied to Purchase
0.028%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

1

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
174 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	1/7/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BofA Merrill Lynch

	Co-Managers	ABN AMRO Securities USA LLC
	nabSecurities LLC	Banca IMI S.p.A
	PNC Capital Markets LLC	BB&T Capital Markets
	RBS Securities Inc.	BMO Capital Markets Corp.
	Santander Investment Securities	Capital One Southcoast, Inc.
	Scotia Capital USA Inc.	CIBC World Markets Corp.
	SG Americas Securities, LLC	Credit Agricole Securities USA Inc.
	Standard Chartered Bank	Deutsche Bank Securities Inc.
	Swedbank AB	Goldman Sachs & Co.
	Wells Fargo Securities, LLC	ING Financial Markets LLC
	Samuel A. Ramierz & Co., Inc.	Lloyds Securities Inc.
	The Williams Capital Group, L.P.	Mizuho Securities USA Inc.

(2)	Names of Issuers: Bank of America

(3)	Title of Securities: BAC 3.3 01/11/23

(4)	Date of First Offering: 01/08/13

(5)	Amount of Total Offering: $3,000,000,000

(6)	Unit Price of Offering: $99.444

Comparable Securities
1) People’s United Financial, C#712704AA3
2) UnionBanCal Corporation, C#908906AC4
3) Fifth Third Bancorp, C#316773CL2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8)	Years of Issuer’s Operations: 109

(9)	Trade Date: 1/08/13

(10)	Portfolio Assets on Trade Date: $1,745,422,766.37

(11)	Price Paid per Unit: $99.444

1

(12)	Total Price Paid by Portfolio:
1,440,000 bonds @ $99.444 = $1,431,993.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
28,000,000 bonds @ $99.444 = $27,844,320

(14)	% of Portfolio Assets Applied to Purchase
0.082%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
109 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	1/8/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BofA Merrill Lynch

	Co-Managers	ABN AMRO Securities USA LLC
	nabSecurities LLC	Banca IMI S.p.A
	PNC Capital Markets LLC	BB&T Capital Markets
	RBS Securities Inc.	BMO Capital Markets Corp.
	Santander Investment Securities	Capital One Southcoast, Inc.
	Scotia Capital USA Inc.	CIBC World Markets Corp.
	SG Americas Securities, LLC	Credit Agricole Securities USA Inc.
	Standard Chartered Bank	Deutsche Bank Securities Inc.
	Swedbank AB	Goldman Sachs & Co.
	Wells Fargo Securities, LLC	ING Financial Markets LLC
	Apto Partners, LLC	Lloyds Securities Inc.
	Mischler Financial Group, Inc.	Mizuho Securities USA Inc.

(2)	Names of Issuers: Bank of America

(3)	Title of Securities: BAC 2 01/11/18

(4)	Date of First Offering: 01/08/13

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.849

Comparable Securities
1) JPMorgan Chase, C#48126EAA5
2) Westpac Banking Corporation, C#961214BV4
3) BB&T Corporation, C#05531FAK9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).

(8)	Years of Issuer’s Operations: 109

(9)	Trade Date: 1/08/13

(10)	Portfolio Assets on Trade Date: $1,745,422,766.37

(11)	Price Paid per Unit: $99.849

1

(12)	Total Price Paid by Portfolio:
3,835,000 bonds @ $99.849 = $3,829,209.15

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
48,500,000 bonds @ $99.849 = $48,426,765

(14)	% of Portfolio Assets Applied to Purchase
0.219%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
109 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	1/8/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BofA Merrill Lynch
	JP Morgan	Wells Fargo Securities

	Co-Managers	Bank of Tokyo-Mitsubishi UFJ
	Comerica Bank	Deutsche Bank Securities Inc.
	Fifth Third Securities Inc.	Huntington Capital Corp.
	Mizuho Securities USA Inc	PNC Capital Markets
	RBS Securities Corp.	Sovereign Bank
	Sumitomo Bank of New York	US Bancorp Investments Inc.

(2)	Names of Issuers: Penske Truck Leasing Company

(3)	Title of Securities: PENSKE 4.25 01/17/23

(4)	Date of First Offering: 01/14/13

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.14

Comparable Securities
1) Ford Motor Credit, C#345397WF6
2) CIT Group, C#125581GQ5
3) GATX Corporation, C#361448AN3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.55%).

(8)	Years of Issuer’s Operations: 44 years

(9)	Trade Date: 1/14/13

(10)	Portfolio Assets on Trade Date: $1,746,429,023.64

(11)	Price Paid per Unit: $99.14

(12)	Total Price Paid by Portfolio:
1,090,000 bonds @ $99.14 = $1,080,626.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.14 = $9,914,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.062%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
44 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	1/14/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Bank of America Merrill Lynch
	Credit Suisse Securities USA LLC	Goldman Sachs & Co
	RBC Capital Markets	SunTrust Robinson Humphrey
	US Bancorp Investments Inc	Wells Fargo Securities LLC

	Co-Managers	Bank of Tokyo-Mitsubishi UFJ
	DnB NOR Bank ASA/New York	PNC Capital Markets
UBS Securities LLC

(2)	Names of Issuers: Energy Transfer Partners, L.P.

(3)	Title of Securities: ETP 5.15 02/01/43

(4)	Date of First Offering: 01/14/13

(5)	Amount of Total Offering: $450,000,000

(6)	Unit Price of Offering: $99.333

Comparable Securities
1) Sunoco Logistics Partners Operations, C#86765BAM1
2) El Paso Pipeline Partners Operating Co., C#28370TAF6
3) Cenovus Energy, C#15135UAH2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 18

(9)	Trade Date: 01/14/13

(10)	Portfolio Assets on Trade Date: $1,746,429,023.64

(11)	Price Paid per Unit: $99.333

(12)	Total Price Paid by Portfolio:
960,000 bonds @ $99.333 = $953,596.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.333 = $9,933,300.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.055%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
18 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	1/14/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Bank of America Merrill Lynch
	Credit Suisse Securities USA LLC	Goldman Sachs & Co
	RBC Capital Markets	SunTrust Robinson Humphrey
	US Bancorp Investments Inc	Wells Fargo Securities LLC

	Co-Managers	Bank of Tokyo-Mitsubishi UFJ
	DnB NOR Bank ASA/New York	PNC Capital Markets
UBS Securities LLC

(2)	Names of Issuers: Energy Transfer Partners, L.P.

(3)	Title of Securities: ETP 3.6 02/01/23

(4)	Date of First Offering: 01/14/13

(5)	Amount of Total Offering: $800,000,000

(6)	Unit Price of Offering: $99.899

Comparable Securities
1) Williams Companies, Inc., C#969457BU3
2) Boardwalk Pipelines LP, C#096630AC2
3) Oneok Partners LP, C#68268NAJ2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 18

(9)	Trade Date: 01/14/13

(10)	Portfolio Assets on Trade Date: $1,746,429,023.64

(11)	Price Paid per Unit: $99.899

(12)	Total Price Paid by Portfolio:
1,440,000 bonds @ $99.899 = $1,438,545.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.899 = $14,984,850.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.082%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
18 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	1/14/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BofA Merrill Lynch
	JP Morgan	Wells Fargo Securities

	Co-Managers	Bank of Tokyo-Mitsubishi UFJ
	Comerica Bank	Deutsche Bank Securities Inc.
	Fifth Third Securities Inc.	Huntington Capital Corp.
	Mizuho Securities USA Inc	PNC Capital Markets
	RBS Securities Corp.	Sovereign Bank
	Sumitomo Bank of New York	US Bancorp Investments Inc.

(2)	Names of Issuers: Penske Truck Leasing Company

(3)	Title of Securities: PENSKE 2.875 07/17/18 144A

(4)	Date of First Offering: 01/14/13

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.783

Comparable Securities
1) Ford Motor Credit Co., C#3454OUAA7
2) Korea Finance Corp., C#50065TAD5
3) Ford Motor Credit, C#345397WD1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.50%).

(8)	Years of Issuer’s Operations: 44 years

(9)	Trade Date: 1/14/13

(10)	Portfolio Assets on Trade Date: $1,746,429,023.64

(11)	Price Paid per Unit: $99.783

(12)	Total Price Paid by Portfolio:
1,630,000 bonds @ $99.783 = $1,626,462.90

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.783 = $14,967,450.00

(14)	% of Portfolio Assets Applied to Purchase
0.093%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
44 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	1/14/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BofA Merrill Lynch
	JP Morgan Securities	RBS Securities Corp.
US Bancorp

	Co-Managers	BNP Paribas
	Mitsubishi UFJ Securities	Mizuho Securities USA
	Scotia Capital (USA)	Wells Fargo Securities

(2)	Names of Issuers: ConAgra Foods, Inc.

(3)	Title of Securities: CAG 1.3 01/25/16

(4)	Date of First Offering: 01/15/13

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $99.956

Comparable Securities
1) Pepsico, C#713448CA4
2) Coca-Cola Company, C#191216AX8
3) Pepsico, C#713448BX5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.40%).

(8)	Years of Issuer’s Operations: 94 years

(9)	Trade Date: 01/15/13

(10)	Portfolio Assets on Trade Date: $1,746,875,757.61

(11)	Price Paid per Unit: $99.956

(12)	Total Price Paid by Portfolio:
1,440,000 bonds @ $99.956 = $1,439,366.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
32,000,000 bonds @ $99.956 = $31,985,920.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.082%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
94 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	1/15/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BofA Merrill Lynch
	J.P. Morgan	Mitsubishi UFJ Securities
Wells Fargo Securities

	Co-Manager	BNP Paribas
	Mizuho Securities USA	RBS Securities
	Scotia Capital (USA)	US Bancorp

(2)	Names of Issuers: ConAgra Foods, Inc.

(3)	Title of Securities: CAG 3.2 01/25/23

(4)	Date of First Offering: 01/15/13

(5)	Amount of Total Offering: $1,225,000,000

(6)	Unit Price of Offering: $99.754

Comparable Securities
1) Pepsico, C#713448CD8
2) Diageo Investment, C#25245BAB3
3) Pepsico, C#713448BY3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 94 years

(9)	Trade Date: 01/15/13

(10)	Portfolio Assets on Trade Date: $1,746,875,757.61

(11)	Price Paid per Unit: $99.754

(12)	Total Price Paid by Portfolio:
1,440,000 bonds @ $99.754 = $1,436,457.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
16,000,000 bonds @ $99.754 = $15,960,640.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.082%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
94 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	1/15/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BofA Merrill Lynch
	J.P. Morgan	Mitsubishi UFJ Securities
Mizuho Securities

	Co-Manager	BNP Paribas
	RBS Securities	Scotia Capital (USA)
	US Bancorp	Wells Fargo Securities

(2)	Names of Issuers: ConAgra Foods, Inc.

(3)	Title of Securities: CAG 4.65 01/25/43

(4)	Date of First Offering: 01/15/13

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.855

Comparable Securities
1) Anheuser-Busch InBev Worldwide, C#03523TBQ0
2) Diageo Investment Corporation, C#2545BAA5
3) Pepsico, C#713448BZ0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 94 years

(9)	Trade Date: 01/15/13

(10)	Portfolio Assets on Trade Date: $1,746,875,757.61

(11)	Price Paid per Unit: $99.855

(12)	Total Price Paid by Portfolio:
960,000 bonds @ $99.855 = $958,608.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.855 = $9,985,500.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.055%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
94 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	1/15/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BNP Paribas
	BofA Merrill Lynch	JP Morgan Securities
Wells Fargo Securities LLC

	Co-Managers	Mitsubishi UFJ Securities
	Mizuho Securities USA	RBS Securities
	Scotia Capital (US)	U.S. Bancorp Investments

(2)	Names of Issuers: ConAgra Foods, Inc.

(3)	Title of Securities: CAG 1.9 01/25/18

(4)	Date of First Offering: 01/15/13

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $100

Comparable Securities
1) Pepsico, C#713448CB2
2) Diago Capital, C#25243YAR0
3) Coca-Cola, C#191216AY6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).

(8)	Years of Issuer’s Operations: 94 years

(9)	Trade Date: 01/15/13

(10)	Portfolio Assets on Trade Date: $1,746,875,757.61

(11)	Price Paid per Unit: $100

(12)	Total Price Paid by Portfolio:
1,920,000 bonds @ $100 = $1,920,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
23,000,000 bonds @ $100 = $23,000,000.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.110%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
94 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	1/15/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Bank of America Merrill Lynch
	Barclays Capital	J.P. Morgan Securities
	SunTrust Robinson Humphrey	Wells Fargo Securities

	Co-Manager	ING Financial Markets
	Mitsubishi UFJ Securities (USA), Inc.	Mizuho Securities USA Inc.
Regions Securities U.S. Bancorp Investments, Inc.

(2)	Names of Issuers: Mohawk Industries, Inc.

(3)	Title of Securities: MHK 3.85 02/01/23

(4)	Date of First Offering: 01/28/13

(5)	Amount of Total Offering: $600,000,000

(6)	Unit Price of Offering: $99.967

Comparable Securities
1) Stanley Black & Decker, C#854502AD3
2) Newell Rubbermaid, C#651229AM8
3) Wyndham Worldwide, C#98310WAJ7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 21 years

(9)	Trade Date: 01/28/13

(10)	Portfolio Assets on Trade Date: $1,735,326,465.96

(11)	Price Paid per Unit: $99.967

(12)	Total Price Paid by Portfolio:
2,070,000 bonds @ $99.967 = $2,069,316.90

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
22,000,000 bonds @ $99.967 = $21,992,740.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.119%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
21 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	1/28/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Goldman Sachs
Wells Fargo Securities

(2)	Names of Issuers: Berkshire Hathaway

(3)	Title of Securities: BRK 1.55 02/09/18

(4)	Date of First Offering: 01/29/13

(5)	Amount of Total Offering: $800,000,000

(6)	Unit Price of Offering: $99.861

Comparable Securities
1) J.P. Morgan Chase, C#46625HJG6
2) Goldman Sachs Group, C#38141GRC0
3) Ford Motor Credit, C#34540UAA7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.325%).

(8)	Years of Issuer’s Operations: 174 years

(9)	Trade Date: 01/29/13

(10)	Portfolio Assets on Trade Date: $1,733,955,887.63

(11)	Price Paid per Unit: $99.861

(12)	Total Price Paid by Portfolio:
3,850,000 bonds @ $99.861 = $3,844,648.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $99.861 = $49,930,500

(14)	% of Portfolio Assets Applied to Purchase
0.222%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

1

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
174 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	1/29/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Goldman Sachs
Wells Fargo Securities

(2)	Names of Issuers: Berkshire Hathaway

(3)	Title of Securities: BRK 3 2/11/23

(4)	Date of First Offering: 01/29/13

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.154

Comparable Securities
1) J.P. Morgan Chase, C#46625HJH4
2) Goldman Sachs Group, C#38141GRD8
3) People’s United Financial, C#712704AA3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.425%).

(8)	Years of Issuer’s Operations: 174 years

(9)	Trade Date: 01/29/13

(10)	Portfolio Assets on Trade Date: $1,733,955,887.63

(11)	Price Paid per Unit: $99.154

(12)	Total Price Paid by Portfolio:
1,925,000 bonds @ $99.154 = $1,908,714.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.154 = $19,830,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.110%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

1

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
174 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	1/29/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Goldman Sachs	Wells Fargo Securities

(2)	Names of Issuers: Berkshire Hathaway

(3)	Title of Securities: BRK 4.5 2/11/43

(4)	Date of First Offering: 01/29/13

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $98.686

Comparable Securities
1) MetLife, C#59156RBD9
2) Health Care REIT, C#42217KBB1
3) Simon Property Group, C#828808CL9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.75%).

(8)	Years of Issuer’s Operations: 174 years

(9)	Trade Date: 01/29/13

(10)	Portfolio Assets on Trade Date: $1,733,955,887.63

(11)	Price Paid per Unit: $99.866

(12)	Total Price Paid by Portfolio:
675,000 bonds @ $98.686 = $666,130.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
7,000,000 bonds @ $98.686 = $6,908,020.00

(14)	% of Portfolio Assets Applied to Purchase
0.038%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

1

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
174 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	1/29/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Barclays
RBC Capital Markets

	Co-Manager(s)	Bank of America Merrill Lynch
	Credit Suisse	Deutsche Bank Securities
	JP Morgan	Royal Bank of Scotland
Wells Fargo Securities

(2)	Names of Issuers: World Financial Network Credit Card Master NoteTrust

(3)	Title of Securities: WFNMT 2013-A A

(4)	Date of First Offering: 02/12/13

(5)	Amount of Total Offering: $375,000,000

(6)	Unit Price of Offering: $99.99721

Comparable Securities
1) Discover Card Master Trust – C# 254683BB0
2) American Express Credit Account Master Trust, C#02587AAE4
3) Chase Insurance Trust, C#161571FU3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).

(8)	Years of Issuer’s Operations: 17

(9)	Trade Date: 02/12/13

(10)	Portfolio Assets on Trade Date: $1,729,008,213.76

(11)	Price Paid per Unit: $99.99721

(12)	Total Price Paid by Portfolio:
2,435,000 bonds @ $99.99721 = $2,434,932.06

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.99721 = $24,999,302.50

1

(14)	% of Portfolio Assets Applied to Purchase
0.141%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
17 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	2/12/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BNY Capital Markets	J.P. Morgan Securities
	Citigroup Global Markets	Merrill Lynch
	Deutsche Bank Securities	RBC Capital Markets
	ING Financial Markets	SunTrust Robinson Humphrey

Co-Managers
	Barclays Capital	nabSecurities
	BNP Paribas Securities	PNC Capital Markets
	Credit Agricole Securities USA	Scotia Capital USA
	Credit Suisse Securities	Standard Chartered Bank
	Goldman Sachs & Co.	UBS Securities
	Lloyds Securities	US Bancorp Investments
	Mitsubishi UFJ Securities	Wells Fargo Securities
	Morgan Stanley	Williams Capital Group

(2)	Names of Issuers: ING US Inc.

(3)	Title of Securities: INTNED 2.9 02/15/18 144A

(4)	Date of First Offering: 02/06/13

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.824

Comparable Securities
1) Goldman Sachs Group, C#38141GRC0
2) Ford Motor Credit Co., C#34540UAA7
3) Corpbanca, C#21987AAB6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).

(8)	Years of Issuer’s Operations: 22 years

(9)	Trade Date: 02/06/13

(10)	Portfolio Assets on Trade Date: $1,735,948,942.21

(11)	Price Paid per Unit: $99.824

1

(12)	Total Price Paid by Portfolio:
1,990,000 bonds @ $99.824 = $1,986,497.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
55,000,000 bonds @ $99.824 = $54,903,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.114%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
22 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	2/6/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BNP Paribas
	Credit Suisse	Citigroup
Morgan Stanley

	Co-Managers	ING
	Wells Fargo Securities	J.P. Morgan

(2)	Names of Issuers: The Coca-Cola Company

(3)	Title of Securities: KO 1.15 04/01/18

(4)	Date of First Offering: 02/28/13

(5)	Amount of Total Offering: $1,250,000,000

(6)	Unit Price of Offering: $99.784

Comparable Securities
1) Pepsico, Inc., C#713448CB2
2) Unilever Capital Corporation, C#904764AP2
3) Philip Morris International, C#718172AS8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).

(8)	Years of Issuer’s Operations: 127 years

(9)	Trade Date: 02/28/13

(10)	Portfolio Assets on Trade Date: $1,731,875,089.57

(11)	Price Paid per Unit: $99.784

(12)	Total Price Paid by Portfolio:
2,920,000 bonds @ $99.784 = $2,913,692.80

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
45,000,000 bonds @ $99.784 = $44,902,800.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.168%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
127 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	2/28/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Citigroup Global Markets
Wells Fargo Securities

	Co-Managers	Barclays Capital
	BB&T Capital Markets	Deutsche Bank Securities
	BNY Mellon Capital Markets	J.P. Morgan Securities
	ING Financial Markets	SunTrust Robinson Humphrey
Loop Capital Markets

(2)	Names of Issuers: Marke1 Corporation

(3)	Title of Securities: MKL 3.625 03/30/23

(4)	Date of First Offering: 03/05/13

(5)	Amount of Total Offering: $250,000,000

(6)	Unit Price of Offering: $99.839

Comparable Securities
1) Infinity Property & Casualty, C#45665QAF0
2) Primerica, C#74164MAA6
3) Lincoln National Corporation, C#534187BC2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 83 years

(9)	Trade Date: 03/05/13

(10)	Portfolio Assets on Trade Date: $1,732,337,221.28

(11)	Price Paid per Unit: $99.839

(12)	Total Price Paid by Portfolio:
490,000 bonds @ $99.839 = $489,211.10

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
11,000,000 bonds @ $99.839 = $10,982,290

1

(14)	% of Portfolio Assets Applied to Purchase
0.028%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
83years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	3/5/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Citigroup Global Markets
Wells Fargo Securities

	Co-Managers	Barclays Capital
	BB&T Capital Markets	Deutsche Bank Securities
	BNY Mellon Capital Markets	J.P. Morgan Securities
	ING Financial Markets	SunTrust Robinson Humphrey
Loop Capital Markets

(2)	Names of Issuers: Marke1 Corporation

(3)	Title of Securities: MKL 5 03/30/43

(4)	Date of First Offering: 03/05/13

(5)	Amount of Total Offering: $250,000,000

(6)	Unit Price of Offering: $98.18

Comparable Securities
1) MetLife, C#59156TBD9
2) Health Care REIT, C#42217KBB1
3) Simon Property Group, C#828807CL9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0. 875%).

(8)	Years of Issuer’s Operations: 83 years

(9)	Trade Date: 03/05/13

(10)	Portfolio Assets on Trade Date: $1,732,337,221.28

(11)	Price Paid per Unit: $98.18

(12)	Total Price Paid by Portfolio:
780,000 bonds @ $98.18 = $765,804.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
14,000,000 bonds @ $98.18 = $13,745,200

1

(14)	% of Portfolio Assets Applied to Purchase
0.044%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
83years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	3/5/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Citigroup
	Mitsubishi UFJ Securities	Deutsche Bank Securities
Wells Fargo Securities

	Co-Managers	Goldman, Sachs & Co.
	BofA Merrill Lynch	ING
	HSBC	J.P. Morgan
	BNY Mellon Capital Markets	Lloyds Securities
	Morgan Stanley	RBS
	RBC Capital Markets	ANZ
	Standard Chartered Bank	Barclays

(2)	Names of Issuers: ACE INA Holdings Inc.

(3)	Title of Securities: ACE 2.7 03/13/23

(4)	Date of First Offering: 03/06/13

(5)	Amount of Total Offering: $475,000,000

(6)	Unit Price of Offering: $99.661

Comparable Securities
1) Citigroup, C#172967GL9
2) Goldman Sachs, C#38141GRD8
3) JPMorgan Chase, C#46625HJH4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 28 years

(9)	Trade Date: 03/06/13

(10)	Portfolio Assets on Trade Date: $1,729,682,637.57

(11)	Price Paid per Unit: $99.661

(12)	Total Price Paid by Portfolio:
3,415,000 bonds @ $99.661 = $3,403,423.15

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $99.661 = $34,881,350.00

(14)	% of Portfolio Assets Applied to Purchase
0.197%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
28 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	3/6/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Citigroup
	Mitsubishi UFJ Securities	Deutsche Bank Securities
Wells Fargo Securities

	Co-Managers	Goldman, Sachs & Co.
	BofA Merrill Lynch	ING
	HSBC	J.P. Morgan
	BNY Mellon Capital Markets	Lloyds Securities
	Morgan Stanley	RBS
	RBC Capital Markets	ANZ
	Standard Chartered Bank	Barclays

(2)	Names of Issuers: ACE INA Holdings Inc.

(3)	Title of Securities: ACE 4.15 03/13/43

(4)	Date of First Offering: 03/06/13

(5)	Amount of Total Offering: $475,000,000

(6)	Unit Price of Offering: $99.727

Comparable Securities
1) MetLife, C#59156RBD9
2) Health Care REIT, C#42217KBB1
3) Simon Property Group, C#828807CL9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 28 years

(9)	Trade Date: 03/06/13

(10)	Portfolio Assets on Trade Date: $1,729,682,637.57

(11)	Price Paid per Unit: $99.727

(12)	Total Price Paid by Portfolio:
1,465,000 bonds @ $99.727 = $1,461,000.55

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.727 = $14,959,050.00

(14)	% of Portfolio Assets Applied to Purchase
0.084%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
28 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	3/6/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	J.P. Morgan
	RBS	DNB Markets
	Scotiabank	Morgan Stanley
Wells Fargo Securities

	Co-Managers	Mitsubishi UFJ Securities
	BofA Merrill Lynch	Mizuho Securities
	RBC Capital Markets	SunTrust Robinson Humphrey
	SMBC Nikko	Barclays
	UBS Investments Bank	Credit Suisse
	US Bancorp	Deutsche Bank Securities
ING

(2)	Names of Issuers: Enterprise Products Operating LLC

(3)	Title of Securities: EPD 4.85 03/15/44

(4)	Date of First Offering: 03/11/13

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.619

Comparable Securities
1) Sunco Logistics Partner, C#86765BAM1
2) El Paso Pipeline Partners Operating Co., C#28370TAF6
3) Cenovus Energy, C#15135UAH2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 45 years

(9)	Trade Date: 03/11/13

(10)	Portfolio Assets on Trade Date: $1,727,905,759.00

(11)	Price Paid per Unit: $99.619

(12)	Total Price Paid by Portfolio:
975,000 bonds @ $99.619 = $971,285.25

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.619 = $9,961,900.00

(14)	% of Portfolio Assets Applied to Purchase
0.056%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
45 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	3/11/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	J.P. Morgan
	Citigroup	BofA Merrill Lynch
	RBS	Credit Suisse

	Co-Managers	BNP Paribas
	Credit Agricole CIB Goldman,	Morgan Stanley
	Sachs & Co. SunTrust	RBC Capital Markets
	Robinson Humphrey	Scotia Bank
Wells Fargo Securities

(2)	Names of Issuers: Discovery Communications, LLC

(3)	Title of Securities: DISCA 4.875 04/01/43

(4)	Date of First Offering: 03/12/13

(5)	Amount of Total Offering: $850,000,000

(6)	Unit Price of Offering: $99.888

Comparable Securities
1) Viacom, C#92553PAQ5
2) Vodafone Group, C#92857WBD1
3) Comcast, C#20030NBG5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 41 years

(9)	Trade Date: 03/12/13

(10)	Portfolio Assets on Trade Date: $1,730,210,338

(11)	Price Paid per Unit: $99.888

(12)	Total Price Paid by Portfolio:
1,955,000 bonds @ $99.888 = $1,952,810.40

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.888 = $24,972,000

(14)	% of Portfolio Assets Applied to Purchase
0.113%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
41 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	3/12/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	J.P. Morgan
	Citigroup	BofA Merrill Lynch
	RBS	Credit Suisse

	Co-Managers	BNP Paribas
	Credit Agricole CIB Goldman,	Morgan Stanley
	Sachs & Co. SunTrust	RBC Capital Markets
	Robinson Humphrey	Scotia Bank
Wells Fargo Securities

(2)	Names of Issuers: Discovery Communications, LLC

(3)	Title of Securities: DISCA 3.25 04/01/23

(4)	Date of First Offering: 03/12/13

(5)	Amount of Total Offering: $350,000,000

(6)	Unit Price of Offering: $99.838

Comparable Securities
1) Viacom, C#92553PAR3
2) Vodafone Group PLC, C#925857WBC3
3) Viacom, C#92553PAM4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 41 years

(9)	Trade Date: 03/12/13

(10)	Portfolio Assets on Trade Date: $1,730,210,338

(11)	Price Paid per Unit: $99.838

(12)	Total Price Paid by Portfolio:
1,465,000 bonds @ $99.838 = $1,462,626.70

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
18,000,000 bonds @ $99.838 = $17,970,840

(14)	% of Portfolio Assets Applied to Purchase
0.085%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
28 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	3/12/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Goldman, Sachs & Co.
	J.P. Morgan	UBS Investment Bank
Wells Fargo Securities

(2)	Names of Issuers: Public Service Company of Colorado

(3)	Title of Securities: XEL 3.95 03/15/43

(4)	Date of First Offering: 03/19/13

(5)	Amount of Total Offering: $250,000,000

(6)	Unit Price of Offering: $99.323

Comparable Securities
1) Georgia Power Company, C#373334KA8
2) Carolina Power & Light, C#144141DD7
3) Virginia Electric & Power Co., C#92784FL3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 104 years

(9)	Trade Date: 03/19/13

(10)	Portfolio Assets on Trade Date: $1,735,743,387

(11)	Price Paid per Unit: $99.323

(12)	Total Price Paid by Portfolio:
1,040,000 bonds @ $99.323 = $1,032,959.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.323 = $9,932,300.00

(14)	% of Portfolio Assets Applied to Purchase
0.06%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

1

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
104 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	3/19/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BofA Merrill Lynch
	BNY Capital Markets	Deutsche Bank Securities

	Co-Managers	UBS Securities
	Wells Fargo Securities	Barclays Capital
	Ramirez & Co., Inc.	U.S. Bancorp Investments

(2)	Names of Issuers: Westar Energy

(3)	Title of Securities: WR 4.1 04/01/43

(4)	Date of First Offering: 03/21/13

(5)	Amount of Total Offering: $250,000,000

(6)	Unit Price of Offering: $99.623

Comparable Securities
1) Georgia Power Company, C#373334KA8
2) Carolina Power & Light, C#144141DD7
3) Virginia Electric & Power, C#927804FL3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 104 years

(9)	Trade Date: 03/21/13

(10)	Portfolio Assets on Trade Date: $1,727,344,778.00

(11)	Price Paid per Unit: $99.623

(12)	Total Price Paid by Portfolio:
1,475,000 bonds @ $99.623 = $1,469,439.25

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.623 = $14,943,450.00

(14)	% of Portfolio Assets Applied to Purchase: 0.085%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
104 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	3/21/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BofA Merrill Lynch
	Wells Fargo Securities	US Bancorp

	Co-Managers	Mitsubishi UFJ Securities
	PNC Capital Markets	RBS
	SMBC Nikko	BNP Paribas
	SunTrust Robinson Humphrey	J.P. Morgan
	TD Securities	Mizuho Securities

(2)	Names of Issuers: St. Jude Medical, Inc.

(3)	Title of Securities: STJ 3.25 04/15/23

(4)	Date of First Offering: 03/21/13

(5)	Amount of Total Offering: $900,000,000

(6)	Unit Price of Offering: $99.524

Comparable Securities
1) Thermo Fisher Scientific, C#883556BC5
2) Baxter International Inc., C#071813BF5
3) Covidien International Finance, C#22303QAN0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 37 years

(9)	Trade Date: 03/21/13

(10)	Portfolio Assets on Trade Date: $1,727,344,778.00

(11)	Price Paid per Unit: $99.524

(12)	Total Price Paid by Portfolio:
1,965,000 bonds @ $99.524 = $1,955,646.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.524 = $19,904,800.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.113%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
37 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	3/21/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BofA Merrill Lynch
	Deutsche Bank Securities	J.P. Morgan
Wells Fargo Securities

	Co-Managers	PNC Capital Markets
	Capital One Southcoast	KeyBanc Capital Markets
	Regions Securities	U.S. Bancorp
Sandler O’Neill & Partners

(2)	Names of Issuers: American Campus Communities Operating Partnership.

(3)	Title of Securities: ACC 3.75 04/15/23

(4)	Date of First Offering: 03/25/13

(5)	Amount of Total Offering: $400,000,000

(6)	Unit Price of Offering: $99.659

Comparable Securities
1) Health Care REIT, C#42217KBA3
2) AvalonBay Communities, C#05348EAQ2
3) Ventas Realty/LP Capital Corporation, C#92276MAZ8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 20 years

(9)	Trade Date: 03/25/13

(10)	Portfolio Assets on Trade Date: $1,727,940,049.00

(11)	Price Paid per Unit: $99.659

(12)	Total Price Paid by Portfolio:
1,965,000 bonds @ $99.659 = $1,958,299.35

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.659 = $19,931,800.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.113%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
20 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	3/25/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BofA Merrill Lynch
J.P. Morgan

	Co-Managers	Keybanc Capital Markets
	Goldman, Sachs & Co.	US Bancorp
	Scotiabank	Wells Fargo Securities
	UMB Financial Services	BMO Capital Markets
The Williams Capital Group

(2)	Names of Issuers: Assurant, Inc.

(3)	Title of Securities: AIZ 2.5 03/15/18

(4)	Date of First Offering: 03/25/13

(5)	Amount of Total Offering: $350,000,000

(6)	Unit Price of Offering: $99.820

Comparable Securities
1) GATX Corporation, C#361448AP8
2) J.P. Morgan Chase, C#46625HJG6
3) Goldman Sachs Group, C#38141GRC0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).

(8)	Years of Issuer’s Operations: 121 years

(9)	Trade Date: 03/25/13

(10)	Portfolio Assets on Trade Date: $1,727,940,049.00

(11)	Price Paid per Unit: $99.820

(12)	Total Price Paid by Portfolio:
2,950,000 bonds @ $99.820 = $2,944,690.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
33,000,000 bonds @ $99.820 = $32,940,600.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.170%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
121 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	3/25/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BofA Merrill Lynch
J.P. Morgan

	Co-Managers	Keybanc Capital Markets
	Goldman, Sachs & Co.	US Bancorp
	Scotiabank	Wells Fargo Securities
	UMB Financial Services	BMO Capital Markets
The Williams Capital Group

(2)	Names of Issuers: Assurant, Inc.

(3)	Title of Securities: AIZ 4 03/15/23

(4)	Date of First Offering: 03/25/13

(5)	Amount of Total Offering: $350,000,000

(6)	Unit Price of Offering: $99.635

Comparable Securities
1) Infinity Property & Casualty, C#45665QAF0
2) Primerica, C#74164MAA6
3) Lincoln National, C#534187BC2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).

(8)	Years of Issuer’s Operations: 121 years

(9)	Trade Date: 03/25/13

(10)	Portfolio Assets on Trade Date: $1,727,940,049.00

(11)	Price Paid per Unit: $99.635

(12)	Total Price Paid by Portfolio:
1,475,000 bonds @ $99.635 = $1,469,616.25

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.635 = $14,945,250.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.085%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
121 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	3/25/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Deutsche Bank Securities
	BNY Capital Markets	Morgan Stanley
	Citigroup Global Markets	SunTrust Robinson Humphrey

Co-Managers
	BB&T Capital Markets	Scotia Capital Inc.
	PNC Capital Markets	TD Securities
	RBS Securities	Wells Fargo Securities

(2)	Names of Issuers: Boston Properties

(3)	Title of Securities: BXP 3.125 09/01/23

(4)	Date of First Offering: 04/02/13

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.379

Comparable Securities
1) Simon Property Group, C#828807CN5
2) Health Care REIT Inc., C#42217KBA3
3) AvalonBay Communities, C#05348EAQ2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 43 years

(9)	Trade Date: 04/02/13

(10)	Portfolio Assets on Trade Date: $1,779,649,970

(11)	Price Paid per Unit: $99.379

(12)	Total Price Paid by Portfolio:
2,020,000 bonds @ $99.379 = $2,007,455.80

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
23,500,000 bonds @ $99.379 = $23,345,065.00

(14)	% of Portfolio Assets Applied to Purchase
0.113%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
43 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes
All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	4/2/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Citigroup Global Markets
	Goldman Sachs & Co.	Deutsche Bank Securities
J.P. Morgan Securities

	Co-Managers	Wells Fargo Securities

(2)	Names of Issuers: Mallinckrodt International Finance

(3)	Title of Securities: COV 4.75 04/15/23

(4)	Date of First Offering: 04/08/13

(5)	Amount of Total Offering: $600,000,000

(6)	Unit Price of Offering: $99.684

Comparable Securities
1) Thermo Fisher Scientific, C#883556BC5
2) Baxter International, Inc., C#071813BF5
3) Covidien International Finance, C#22303QAN0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (1.00%).

(8)	Years of Issuer’s Operations: 146 years

(9)	Trade Date: 04/08/13

(10)	Portfolio Assets on Trade Date: $1,789,100,792.00

(11)	Price Paid per Unit: $99.684

(12)	Total Price Paid by Portfolio:
650,000 bonds @ $99.684 = $647,946.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 12,000,000 bonds @ $99.684 = $11,962,080.00

(14)	% of Portfolio Assets Applied to Purchase
0.036%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 146 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	4/8/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Citigroup Global Markets
	Goldman Sachs & Co.	Deutsche Bank Securities
J.P. Morgan Securities

	Co-Managers	Wells Fargo Securities

(2)	Names of Issuers: Mallinckrodt International Finance

(3)	Title of Securities: COV 3.5 04/15/18 144A

(4)	Date of First Offering: 04/08/13

(5)	Amount of Total Offering: $300,000,000

(6)	Unit Price of Offering: $99.981

Comparable Securities
1) Thermo Fisher Scientific, C#883556BB7
2) Cardinal Health, C#14149YAU2
3) GlaxoSmithKline Capital, C#37737AC9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.90%).

(8)	Years of Issuer’s Operations: 146 years

(9)	Trade Date: 04/08/13

(10)	Portfolio Assets on Trade Date: $1,789,100,792

(11)	Price Paid per Unit: $99.981

(12)	Total Price Paid by Portfolio:
520,000 bonds @ $99.981 = $519,901.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
7,000,000 bonds @ $99.981 = $6,998,670.00

(14)	% of Portfolio Assets Applied to Purchase 0.029%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 146 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	4/8/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BofA Merrill Lynch
	Wells Fargo Securities	J.P. Morgan

	Co-Managers	Fifth Third Securities
	SMBC Nikko Capital Markets	KeyBanc Capital Markets
	SunTrust Robinson Humphrey	Mitsubishi UFJ Securities
	TD Securities	Mizuho Securities
	US Bancorp	PNC Capital Markets

(2)	Names of Issuers: Reliance Steel & Aluminum Company

(3)	Title of Securities: RS 4.5 04/15/23

(4)	Date of First Offering: 04/09/13

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.585

Comparable Securities
1) Goldcorp, C#380956AD4
2) Carpenter Technology, C#144285AK9
3) Teck Resources, C#878742AY1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 74 years

(9)	Trade Date: 04/09/13

(10)	Portfolio Assets on Trade Date: $1,788,235,725

(11)	Price Paid per Unit: $99.585

(12)	Total Price Paid by Portfolio:
505,000 bonds @ $99.585 = $502,904.25

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
5,000,000 bonds @ $99.585 = $4,979,250.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.168%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 74 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	4/9/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BofA Merrill Lynch
	J.P. Morgan	Credit Suisse

	Co-Managers	Barclays Capital
	The Williams Capital Group	BNY Mellon Capital Markets
	UBS Securities	Citigroup Global Markets
	U.S. Bancorp Investments	Deutsch Bank Securities
Wells Fargo Securities

(2)	Names of Issuers: Hartford Financial Services Group

(3)	Title of Securities: HIG 4.3 04/15/43

(4)	Date of First Offering: 04/15/13

(5)	Amount of Total Offering: $300,000,000

(6)	Unit Price of Offering: $99.2

Comparable Securities
1) MetLife, C#59156RBD9
2) Prudential Financial, C#744320AN2
3) Health Care REIT, C#42217KBB1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 203 years

(9)	Trade Date: 04/15/13

(10)	Portfolio Assets on Trade Date: $1,791,093,449

(11)	Price Paid per Unit: $99.2

(12)	Total Price Paid by Portfolio:
1,015,000 bonds @ $99.2 = $1,006,880.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.2 = $9,920,000.00

1

(14)	% of Portfolio Assets Applied to Purchase 0.056%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 203 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	4/15/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	J.P. Morgan

	Co-Manager(s)	Capital One Southcoast Fifth
	Third Securities	KeyBanc Capital Markets
	SunTrust Robinson Humphrey	Wells Fargo Securities
	Drexel Hamilton	The Williams Capital Group

(2)	Names of Issuers: JPMorgan Chase & Company

(3)	Title of Securities: JPM 3.375 05/01/23, C#46625HJJ0

(4)	Date of First Offering: 04/24/13

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $99.462

Comparable Securities
     1) JPM 3.2 01/25/23, C#46625HJH4
     2) MS 3.75 02/25/23, C#61746BDJ2
     3) GS 3.625 01/22/23, C#38141GRD8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8)	Years of Issuer’s Operations: 13

(9)	Trade Date: 04/24/13

(10)	Portfolio Assets on Trade Date: $1,781,779,582

(11)	Price Paid per Unit: $99.462

(12)	Total Price Paid by Portfolio:
1,505,000 bonds @ $99.462 = $1,496,903.10

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
17,000,000 bonds @ $99.462 = $16,908,540.00

(14)	% of Portfolio Assets Applied to Purchase: 0.084%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 13 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	4/24/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BNP Paribas
	RBS	BofA Merrill Lynch
Wells Fargo Securities

	Co-Manager(s)	BNY Mellon Capital Markets
	MFR Securities	CastleOak Securities
Toussaint Capital Partners

(2)	Names of Issuers: International Business Machines Corporation

(3)	Title of Securities: IBM 1.625 05/15/20

(4)	Date of First Offering: 05/02/13

(5)	Amount of Total Offering: $1,250,000,000

(6)	Unit Price of Offering: $99.249

Comparable Securities
     1) Microsoft, C#594918AQ7
     2) Texas Instruments, C#882508AU8
     3) Motorola Solutions, C#620076BC2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.30%).

(8)	Years of Issuer’s Operations: 102

(9)	Trade Date: 05/02/13

(10)	Portfolio Assets on Trade Date: $1,787,727,057

(11)	Price Paid per Unit: $99.249

(12)	Total Price Paid by Portfolio:
3,005,000 bonds @ $99.249 = $2,982,432.45

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 30,000,000 bonds @ $99.249 = $29,774,700.00

1

(14)	% of Portfolio Assets Applied to Purchase 0.167%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 102 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	5/2/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BofA Merrill Lynch
	Goldman, Sachs & Co.	Wells Fargo Securities

(2)	Names of Issuers: Berkshire Hathaway Finance Corporation

(3)	Title of Securities: BRK 4.3 05/15/43

(4)	Date of First Offering: 05/08/13

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.183

Comparable Securities
     1) MetLife, C#59156RBD9
     2) Georgia Power Company, C#373334KA8
     3) Home Depot, C#437076BA9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.75%).

(8)	Years of Issuer’s Operations: 174

(9)	Trade Date: 05/08/13

(10)	Portfolio Assets on Trade Date: $1,781,165,358

(11)	Price Paid per Unit: $99.183

(12)	Total Price Paid by Portfolio:
705,000 bonds @ $99.183 = $699,240.15

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
7,000,000 bonds @ $99.183 = $6,942,810.00

(14)	% of Portfolio Assets Applied to Purchase 0.039%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

1

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 174 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	5/8/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BofA Merrill Lynch
	Goldman, Sachs & Co.	Wells Fargo Securities

(2)	Names of Issuers: Berkshire Hathaway Finance Corporation

(3)	Title of Securities: BRK 1.3 05/15/18

(4)	Date of First Offering: 05/08/13

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.942

Comparable Securities
     1) JPMorgan Chase & Co., C#46625HJG6
     2) Goldman Sachs Group, C#38141GRC0
     3) Metlife, Inc., C#59156RBE7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.325%).

(8)	Years of Issuer’s Operations: 174

(9)	Trade Date: 05/08/13

(10)	Portfolio Assets on Trade Date: $1,781,165,358

(11)	Price Paid per Unit: $99.942

(12)	Total Price Paid by Portfolio:
2,510,000 bonds @ $99.942 = $2,508,544.20

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.942 = $24,985,500.00

(14)	% of Portfolio Assets Applied to Purchase
0.141%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

1

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 174 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	5/8/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BofA Merrill Lynch
J.P. Morgan

	Co- Managers	Mitsubishi UFJ Securities
	Regions Securities	Wells Fargo Securities

(2)	Names of Issuers: Brinker International, Inc.

(3)	Title of Securities: EAT 2.6 05/15/18

(4)	Date of First Offering: 05/08/13

(5)	Amount of Total Offering: $250,000,000

(6)	Unit Price of Offering: $99.93

Comparable Securities
     1) Carnival Corporation, C#143658AY8
     2) Newell Rubbermaid, C#651229AN6
     3) Tech Data Corporation, C#878237AF3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.85%).

(8)	Years of Issuer’s Operations: 22 years

(9)	Trade Date: 05/08/13

(10)	Portfolio Assets on Trade Date: $1,781,165,358

(11)	Price Paid per Unit: $99.93

(12)	Total Price Paid by Portfolio: 760,000 bonds @ $99.93 = $759,468.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
9,000,000 bonds @ $99.93 = $8,993,700

(14)	% of Portfolio Assets Applied to Purchase: 0.043%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 22 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	5/8/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BofA Merrill Lynch
J.P. Morgan

	Co- Managers	Mitsubishi UFJ Securities
	Regions Securities	Wells Fargo Securities

(2)	Names of Issuers: Brinker International, Inc.

(3)	Title of Securities: EAT 3.875 05/15/23

(4)	Date of First Offering: 05/08/13

(5)	Amount of Total Offering: $300,000,000

(6)	Unit Price of Offering: $99.901

Comparable Securities
     1) Amazon, C#023135AJ5
     2) Ford Motor Credit Co, C#345397WF6
     3) Newell Rubbermaid, C#651229AM8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.85%).

(8)	Years of Issuer’s Operations: 22 years

(9)	Trade Date: 05/08/13

(10)	Portfolio Assets on Trade Date: $1,781,165,358

(11)	Price Paid per Unit: $99.901

(12)	Total Price Paid by Portfolio:
760,000 bonds @ $99.901 = $759,247.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 10,000,000 bonds @ $99.901 = $9,990,100

(14)	% of Portfolio Assets Applied to Purchase: 0.043%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 22 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	5/8/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Morgan Stanley
	BofA Merill Lynch	Wells Fargo Securities
J.P. Morgan

	Co- Managers	HSBC
	RBS	Fifth Third Securities, Inc.
	US Bancorp	Hapoalim Securities
	Comerica Securities	PNC Capital Markets LLC

(2)	Names of Issuers: Perrigo Company

(3)	Title of Securities: PRGO 2.95 05/15/23

(4)	Date of First Offering: 05/09/13

(5)	Amount of Total Offering: $600,000,000

(6)	Unit Price of Offering: $99.485

Comparable Securities
     1) GlaxoSmithKline Capital Inc., C#377372AH0
     2) Teva Pharamaceutical Finance Co., C#88165FAG7
     3) Merck & Co., C#3589331AT4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 126 years

(9)	Trade Date: 05/09/13

(10)	Portfolio Assets on Trade Date: $1,780,432,122

(11)	Price Paid per Unit: $99.485

(12)	Total Price Paid by Portfolio:
2,025,000 bonds @ $99.485 = $2,014,571.25

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.485 = $29,845,500

(14)	% of Portfolio Assets Applied to Purchase 0.113%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 126 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	5/9/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BofA Merrill Lynch
	J.P. Morgan	Morgan Stanley
Mitsubishi UFJ Securities

	Co- Managers	SunTrust Robinson Humphrey
	US Bancorp	BB&T Capital Markets
	Fifth Third Securities, Inc.	RBS

(2)	Names of Issuers: AGL Capital Corporation

(3)	Title of Securities: GAS 4.4 06/01/43

(4)	Date of First Offering: 05/13/13

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.618

Comparable Securities
     1) Georgia Power Company, C#37334KA8
     2) Potomac Electric Power, C#737679DE7
     3) Duke Energy Progress, C#144141DD7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 157 years

(9)	Trade Date: 05/13/13

(10)	Portfolio Assets on Trade Date: $1,772,782,227

(11)	Price Paid per Unit: $99.618

(12)	Total Price Paid by Portfolio:
2,530,000 bonds @ $99.618 = $2,520,335.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.618 = $24,904,500.00

1

(14)	% of Portfolio Assets Applied to Purchase 0.142%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 157 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	5/13/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Barclays
	RBS	Deutsche Bank Securities
	UBS Investment Bank	Goldman, Sachs & Co.
Wells Fargo Securities

	Co- Managers	PNC Capital Markets LLC
	MFR Securities, Inc.	Fifth Third Securities, Inc.
	Mischler Financial Group, Inc.	KeyBanc Capital Markets
	Ramirez & Co., Inc.	Loop Capital Markets
The Williams Capital Group, L.P.

(2)	Names of Issuers: Consumers Energy Company

(3)	Title of Securities: CMS 3.95 05/15/43

(4)	Date of First Offering: 05/13/13

(5)	Amount of Total Offering: $425,000,000

(6)	Unit Price of Offering: $99.843

Comparable Securities
     1) Georgia Power, C#373334KA8
     2) Potomac Electric Power, C#737679DE7
     3) Duke Energy Progress, C#144141DD7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 127 years

(9)	Trade Date: 05/13/13

(10)	Portfolio Assets on Trade Date: $1,772,782,227

(11)	Price Paid per Unit: $99.843

(12)	Total Price Paid by Portfolio:
1,520,000 bonds @ $99.843 = $1,517,613.60

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.843 = $14,976,450.00

(14)	% of Portfolio Assets Applied to Purchase 0.086%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 127 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	5/13/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	J.P Morgan Securities
RBC Capital Markets

	Co-Managers	BofA Merrill Lynch
	Fifth Third Securities	Royal Bank of Scotland
SunTrust Robinson Humphrey Capital Markets
Wells Fargo Securities

(2)	Names of Issuers: World Financial Network Credit Card Master Note Trust

(3)	Title of Securities: WFNMT 2013-B A, C#981464DX5

(4)	Date of First Offering: 05/14/13

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.99916

Comparable Securities
1) Discover Card Master Trust I, C#254683BB0
2) American Express Credit Account Master Trust, C#02587AAE4
3) Chase Issuance Trust, C#161571FU3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).

(8)	Years of Issuer’s Operations: 17 years

(9)	Trade Date: 05/14/13

(10)	Portfolio Assets on Trade Date: $1,771,325,182.00

(11)	Price Paid per Unit: $99.99916

(12)	Total Price Paid by Portfolio:
4,564,000 bonds @ $99.99916 = $4,563,961.66

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
45,000,000 bonds @ $99.99916 = $44,999,622

1

(14)	% of Portfolio Assets Applied to Purchase
0.258%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 17 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	5/14/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BNP PARIB
	Deutsche Bank Securities	J.P. Morgan
Morgan Stanley

	Co- Managers	BofA Merrill Lynch
	SG Americas Securities	Citigroup
	SMBC Nikko Capital Markets	Credit Suisse Securities
	Standard Chartered Bank	Goldman, Sachs & Co.
	U.S. Bancorp	HSBC Securities
	Wells Fargo Securities	RBS Securities
	Drexel Hamilton	UBS Securities
	The Williams Group	Santander

(2)	Names of Issuers: Merck & Company, Inc.

(3)	Title of Securities: MRK 2.8 05/18/23

(4)	Date of First Offering: 05/15/13

(5)	Amount of Total Offering: $1,750,000,000

(6)	Unit Price of Offering: $99.913

Comparable Securities
     1) GlaxoSmithKline Capital Inc., C#377372AH0
     2) Teva Pharmaceutical Finance Co., C#88165FAG7
     3) Novartis 2.4 9/21/22, C#66989HAE8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8)	Years of Issuer’s Operations: 96 years

(9)	Trade Date: 05/15/13

(10)	Portfolio Assets on Trade Date: $1,771,330,325

(11)	Price Paid per Unit: $99.913

(12)	Total Price Paid by Portfolio: 4,175,000 bonds @ $99.913 = $4,171,367.75

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser 40,000,000 bonds @ $99.913 = $39,965,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.235%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 96 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	5/15/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BNP PARIB
	Deutsche Bank Securities	J.P. Morgan
Morgan Stanley

	Co- Managers	BofA Merrill Lynch
	SG Americas Securities	Citigroup
	SMBC Nikko Capital Markets	Credit Suisse Securities
	Standard Chartered Bank	Goldman, Sachs & Co.
	U.S. Bancorp	HSBC Securities
	Wells Fargo Securities	RBS Securities
	Drexel Hamilton	UBS Securities
	The Williams Group	Santander

(2)	Names of Issuers: Merck & Company, Inc.

(3)	Title of Securities: MRK 1.3 05/18/18

(4)	Date of First Offering: 05/15/13

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $99.769

Comparable Securities
     1) Sanofi, C#801060AB0
     2) Thermo Fisher Scientific, C#883556BB7
     3) Cardinal Health, C#14149YAU2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).

(8)	Years of Issuer’s Operations: 96 years

(9)	Trade Date: 05/15/13

(10)	Portfolio Assets on Trade Date: $1,771,330,325

(11)	Price Paid per Unit: $99.769

(12)	Total Price Paid by Portfolio: 4,385,000 bonds @ $99.769 = $4,374,870.65

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
47,000,000 bonds @ $99.769 = $46,891,430.00

(14)	% of Portfolio Assets Applied to Purchase
0.247%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below) 96 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management		Date:	5/15/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BNP PARIB
	Deutsche Bank Securities	J.P. Morgan
Morgan Stanley

	Co- Managers	BofA Merrill Lynch
	SG Americas Securities	Citigroup
	SMBC Nikko Capital Markets	Credit Suisse Securities
	Standard Chartered Bank	Goldman, Sachs & Co.
	U.S. Bancorp	HSBC Securities
	Wells Fargo Securities	RBS Securities
	Drexel Hamilton	UBS Securities
	The Williams Group	Santander

(2)	Names of Issuers: Merck & Company, Inc.

(3)	Title of Securities: MRK 4.15 05/18/43

(4)	Date of First Offering: 05/15/13

(5)	Amount of Total Offering: $1,250,000,000

(6)	Unit Price of Offering: $99.694

Comparable Securities
1) GlaxoSmithKline Capital, C#377372AJ6
2) Novartis Capital, C#66989HAF5
3) Astrazeneca, C#046353AG3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 96 years

(9)	Trade Date: 05/15/13

(10)	Portfolio Assets on Trade Date: $1,771,330,325

(11)	Price Paid per Unit: $99.694

(12)	Total Price Paid by Portfolio: 1,565,000 bonds @ $99.694 = $1,560,211.10

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.694 = $14,954,100.00

(14)	% of Portfolio Assets Applied to Purchase
0.088%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
96 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/15/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Morgan Stanley
Wells Fargo Securities

	Co- Managers	J.P. Morgan
	Suntrust Robinson Humphrey	RBC Capital Markets
	US Bancorp	RBS

(2)	Names of Issuers: DCP Midstream LLC

(3)	Title of Securities: DCP 5.85 05/21/43 144A, C#23311RAH9

(4)	Date of First Offering: 05/16/13

(5)	Amount of Total Offering: $550,000,000

(6)	Unit Price of Offering: $100

Comparable Securities
1) Kinder Morgan Energy Partners, C#494550BP0
2) Sunoco Logistics Partners Operations, C#86765BAM1
3) El Paso Pipeline Partners Operating Co., C28370TAF6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (1.00%).

(8)	Years of Issuer’s Operations: 84 years

(9)	Trade Date: 05/16/13

(10)	Portfolio Assets on Trade Date: $1,777,383,323

(11)	Price Paid per Unit: $100

(12)	Total Price Paid by Portfolio:
1,320,000 bonds @ $100 = $1,320,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
14,000,000 bonds @ $100 = $14,000,000.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.074%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
84 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/16/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BofA Merrill Lynch
	Morgan Stanley	Barclays
	RBS	Credit Suisse
	Wells Fargo Securities	J.P. Morgan
UBS Investment Bank

	Co- Managers	KeyBanc Capital Markets
	Credit Agricole CIB	RBC Capital Markets
	Lloyds Securities	Soctiabank
	PNC Capital Markets	BNY Mellon Capital Markets
	SunTrust Robinson Humphrey	CIBC
US Bancorp

(2)	Names of Issuers: PPL Capital Funding, Inc.

(3)	Title of Securities: PPL 1.9 06/01/18

(4)	Date of First Offering: 05/21/13

(5)	Amount of Total Offering: $250,000,000

(6)	Unit Price of Offering: $99.9

Comparable Securities
1) FirstEnergy Corporation, C#337932AE7
2) Virginia Electric & Power Company, C#927804FM1
3) American Electric Power, C#025537AF8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).

(8)	Years of Issuer’s Operations: 93 years

(9)	Trade Date: 05/21/13

(10)	Portfolio Assets on Trade Date: $1,772,273,203.00

(11)	Price Paid per Unit: $99.9

(12)	Total Price Paid by Portfolio: 815,000 bonds @ $99.9 = $814,185.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
14,000,000 bonds @ $99.9 = $13,986,000

(14)	% of Portfolio Assets Applied to Purchase
0.046%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
93 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/21/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BofA Merrill Lynch
	Morgan Stanley	Barclays
	RBS	Credit Suisse
	Wells Fargo Securities	J.P. Morgan
UBS Investment Bank

	Co- Managers	KeyBanc Capital Markets
	Credit Agricole CIB	RBC Capital Markets
	Lloyds Securities	Soctiabank
	PNC Capital Markets	BNY Mellon Capital Markets
	SunTrust Robinson Humphrey	CIBC
US Bancorp

(2)	Names of Issuers: PPL Capital Funding, Inc.

(3)	Title of Securities: PPL 3.4 06/01/23

(4)	Date of First Offering: 05/21/13

(5)	Amount of Total Offering: $600,000,000

(6)	Unit Price of Offering: $99.705

Comparable Securities
1) Indiana Michigan Power, C#454889AP1
2) Virginia Electric & Power Co., C#927804FN9
3) FirstEnergy, C#337932AF4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 93 years

(9)	Trade Date: 05/21/13

(10)	Portfolio Assets on Trade Date: $1,772,273,203

(11)	Price Paid per Unit: $99.705

(12)	Total Price Paid by Portfolio: 2,030,000 bonds @ $99.705 = $2,024,011.50

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.705 = $19,941,000.00

(14)	% of Portfolio Assets Applied to Purchase
0.114%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
93 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/21/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BofA Merrill Lynch
	Morgan Stanley	Barclays
	RBS	Credit Suisse
	Wells Fargo Securities	J.P. Morgan
UBS Investment Bank

	Co- Managers	KeyBanc Capital Markets
	Credit Agricole CIB	RBC Capital Markets
	Lloyds Securities	Soctiabank
	PNC Capital Markets	BNY Mellon Capital Markets
	SunTrust Robinson Humphrey	CIBC
US Bancorp

(2)	Names of Issuers: PPL Capital Funding, Inc.

(3)	Title of Securities: PPL 4.7 06/01/43

(4)	Date of First Offering: 05/21/13

(5)	Amount of Total Offering: $300,000,000

(6)	Unit Price of Offering: $99.648

Comparable Securities
1) Georgia Power, C#373334KA8
2) Duke Energy Progress, C#144141DD7
3) Southern Cal Edison, C#842400FW8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 93 years

(9)	Trade Date: 05/21/13

(10)	Portfolio Assets on Trade Date: $1,772,273,203

(11)	Price Paid per Unit: $99.648

(12)	Total Price Paid by Portfolio: 1,525,000 bonds @ $99.648 = $1,519,632.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.648 = $14,947,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.086%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
93 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/21/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Citigroup
	J.P. Morgan	Deutsche Bank Securities
	RBS	Goldman, Sachs & Co.
Wells Fargo Securities

	Co- Managers	BNP Paribas
	Lloyds Securities Inc.	BofA Merrill Lynch
	Morgan Stanley & Co.	Credit Suisse
	Scotia Capital (USA) Inc.	Mitsubishi UFJ Securities
	BNY Mellon Capital Markets	Mizuho Securities
	Danske Markets	The Williams Capital Group
	PNC Capital Markets	US Bancorp Investments
	SMBC Nikko Capital Markets	ANZ Securities
	UniCredit Capital Markets	Banca IMI
	Drexel Hamilton	Barclays Capital
Mischler Financial Group

(2)	Names of Issuers: Northrop Grumman Corporation

(3)	Title of Securities: NOC 3.25 08/01/23, C#666807BG6

(4)	Date of First Offering: 05/28/13

(5)	Amount of Total Offering: $1,050,000,000

(6)	Unit Price of Offering: $99.462

Comparable Securities
1) United Technologies, C#913017BV0
2) General Electric, C#369604BD4
3) Caterpillar Financial, C#14912L5Q0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).

(8)	Years of Issuer’s Operations: 19 years

(9)	Trade Date: 05/28/13

(10)	Portfolio Assets on Trade Date: $1,756,181,398

1

(11)	Price Paid per Unit: $99.462

(12)	Total Price Paid by Portfolio:
6,200,000 bonds @ $99.462 = $6,166,644.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
60,000,000 bonds @ $99.462 = $59,677,200.00

(14)	% of Portfolio Assets Applied to Purchase
0.351%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
19 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/28/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Citigroup
	J.P. Morgan	Deutsche Bank Securities
	RBS	Goldman, Sachs & Co.
Wells Fargo Securities

	Co- Managers	BNP Paribas
	Lloyds Securities Inc.	BofA Merrill Lynch
	Morgan Stanley & Co.	Credit Suisse
	Scotia Capital (USA) Inc.	Mitsubishi UFJ Securities
	BNY Mellon Capital Markets	Mizuho Securities
	Danske Markets	The Williams Capital Group
	PNC Capital Markets	US Bancorp Investments
	SMBC Nikko Capital Markets	ANZ Securities
	UniCredit Capital Markets	Banca IMI
	Drexel Hamilton	Barclays Capital
Mischler Financial Group

(2)	Names of Issuers: Northrop Grumman Corporation

(3)	Title of Securities: NOC 4.75 06/01/43, C#666807BH4

(4)	Date of First Offering: 05/28/13

(5)	Amount of Total Offering: $950,000,000

(6)	Unit Price of Offering: $99.904

Comparable Securities
1) United Technologies, C#913017BT5
2) General Electric Co., C#369604BF9
3) CSX Corporation, C#126408GY3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).

(8)	Years of Issuer’s Operations: 19 years

(9)	Trade Date: 05/28/13

(10)	Portfolio Assets on Trade Date: $1,756,181,398

1

(11)	Price Paid per Unit: $99.904

(12)	Total Price Paid by Portfolio:
3,615,000 bonds @ $99.904 = $3,611,529.60

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $99.904 = $34,966,400.00

(14)	% of Portfolio Assets Applied to Purchase
0.206%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
19 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/28/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BofA Merrill Lynch
	J.P. Morgan	Barclays
Wells Fargo Securities

	Co- Managers	Mitsubishi UFJ Securities
	SunTrust Robinson Humphrey	Mizuho Securities

(2)	Names of Issuers: Roper Industries, Inc.,

(3)	Title of Securities: ROP 2.05 10/01/18, C#776696AF3

(4)	Date of First Offering: 05/30/13

(5)	Amount of Total Offering: $800,000,000

(6)	Unit Price of Offering: $99.791

Comparable Securities
1) Goldcorp, C#380956AC6
2) Praxair, C#74005PBC7
3) Tech Resources Ltd, C#878742AX3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).

(8)	Years of Issuer’s Operations: Over 100 years

(9)	Trade Date: 05/30/13

(10)	Portfolio Assets on Trade Date: $1,754,859,204

(11)	Price Paid per Unit: $99.791

(12)	Total Price Paid by Portfolio:
2,540,000 bonds @ $99.791 = $2,534,691.40

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.791 = $24,947,750.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.144%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
Over 100 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/30/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Barclays
	Wells Fargo Securities	SunTrust Robinson Humphrey
UBS Investment Bank

	Co- Managers	Deutsche Bank Securities
	RBC Capital Markets	BB&T Capital Markets
SMBC Nikko

(2)	Names of Issuers: Buckeye Partners, L.P.

(3)	Title of Securities: BPL 4.15 07/01/23, C#118230AK7

(4)	Date of First Offering: 06/03/13

(5)	Amount of Total Offering: $500,000,000

(6)	Unit Price of Offering: $99.81

Comparable Securities
1) DCP Midstream Operating, C#23311VAD9
2) Spectra Energy Capital, C#84755TAE7
3) Sunoco Logistics Partner, C#86765BAL3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 127 years

(9)	Trade Date: 06/03/13

(10)	Portfolio Assets on Trade Date: $1,749,863,602

(11)	Price Paid per Unit: $99.81

(12)	Total Price Paid by Portfolio:
2,035,000,000 bonds @ $99.81 = $2,031,133.50

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.81 = $19,962,000.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.116%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
127 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	6/3/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BofA Merrill Lynch
	BMO Capital Markets	Citigroup Global Markets
	HSBC Securities (USA)	J.P. Morgan Securities
	Mitsubishi UFJ Securities	Wells Fargo Securities
U.S. Bancorp Investments

	Co- Managers	Barclays Capital
	RBS Securities	BNY Mellon Capital Markets
	UBS Securities	Lloyds Securities
The Williams Capital Group

(2)	Names of Issuers: Liberty Mutual Group

(3)	Title of Securities: LIBMUT 4.25 06/15/23

(4)	Date of First Offering: 06/13/13

(5)	Amount of Total Offering: $600,000,000

(6)	Unit Price of Offering: $99.365

Comparable Securities
1) Infinity Property & Casualty, C#45665QAF0
2) Primerica, C#74164MAA6
3) Morgan Stanley, C#61746BDJ2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 101 years

(9)	Trade Date: 06/13/13

(10)	Portfolio Assets on Trade Date: $1,741,410,001

(11)	Price Paid per Unit: $99.365

(12)	Total Price Paid by Portfolio:
1,140,000 bonds @ $99.365 = $1,132,761.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.365 = $9,936,500.00

(14)	% of Portfolio Assets Applied to Purchase
0.065%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
101 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	6/13/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Barclays Capital
	Morgan Stanley & Co.	J.P. Morgan Securities
Wells Fargo Securities

	Co- Managers	Blaylock Robert Van
Muriel Siebert & Co.

(2)	Names of Issuers: Chevron Corporation

(3)	Title of Securities: CVX .889 06/24/16

(4)	Date of First Offering: 06/17/13

(5)	Amount of Total Offering: $750,000,000

(6)	Unit Price of Offering: $100

Comparable Securities
1) CNOOC Finance 2013, C#12625GAA2
2) Petrobras Global Finance, C#71647NAC3
3) Trans-Canada Pipelines, C#89325HAH2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.10%).

(8)	Years of Issuer’s Operations: 29 years

(9)	Trade Date: 06/17/13

(10)	Portfolio Assets on Trade Date: $1,743,157,696

(11)	Price Paid per Unit: $100

(12)	Total Price Paid by Portfolio:
1,545,000 bonds @ $100 = $1,545,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
38,000,000 bonds @ $100 = $38,000,000.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.089%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
29 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	6/17/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Barclays Capital
	Morgan Stanley & Co.	J.P. Morgan Securities
Wells Fargo Securities

	Co- Managers	Blaylock Robert Van
Muriel Siebert & Co.

(2)	Names of Issuers: Chevron Corporation

(3)	Title of Securities: CVX 1.718 06/24/18

(4)	Date of First Offering: 06/17/13

(5)	Amount of Total Offering: $2,000,000,000

(6)	Unit Price of Offering: $100

Comparable Securities
1) Statoil ASA, C#85771PAH5
2) ConocoPhillips, C#20826FAB2
3) Total Capital Canada, C#89153UAE1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.15%).

(8)	Years of Issuer’s Operations: 29 years

(9)	Trade Date: 06/17/13

(10)	Portfolio Assets on Trade Date: $1,743,157,696

(11)	Price Paid per Unit: $100

(12)	Total Price Paid by Portfolio:
6,690,000 bonds @ $100 = $6,690,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
100,000,000 bonds @ $100 = $100,000,000.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.384%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
29 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	6/17/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Barclays Capital
	Morgan Stanley & Co.	J.P. Morgan Securities
Wells Fargo Securities

	Co- Managers	Blaylock Robert Van
Muriel Siebert & Co.

(2)	Names of Issuers: Chevron Corporation

(3)	Title of Securities: CVX 2.427 06/24/20

(4)	Date of First Offering: 06/17/13

(5)	Amount of Total Offering: $1,000,000,000

(6)	Unit Price of Offering: $100

Comparable Securities
1) BP Capital Markets, C#05565QCD8
2) CNOOC Finance 2013, C#12625GAC8
3) Spectra Energy Capital, C#84755TAE7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.18%).

(8)	Years of Issuer’s Operations: 29 years

(9)	Trade Date: 06/17/13

(10)	Portfolio Assets on Trade Date: $1,743,157,696

(11)	Price Paid per Unit: $100

(12)	Total Price Paid by Portfolio:
2,060,000 bonds @ $100 = $2,060,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $100 = $20,000,000.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.118%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
29 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	6/18/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	Barclays Capital
	Morgan Stanley & Co.	J.P. Morgan Securities
Wells Fargo Securities

	Co- Managers	Blaylock Robert Van
Muriel Siebert & Co.

(2)	Names of Issuers: Chevron Corporation

(3)	Title of Securities: CVX 3.191 06/24/23

(4)	Date of First Offering: 06/17/13

(5)	Amount of Total Offering: $2,250,000,000

(6)	Unit Price of Offering: $100

Comparable Securities
1) BP Capital Markets, C#05565QCD8
2) CNOOC Finance 2013, C#12625GAC8
3) Spectra Energy Capital, C#84755TAE7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.20%).

(8)	Years of Issuer’s Operations: 29 years

(9)	Trade Date: 06/17/13

(10)	Portfolio Assets on Trade Date: $1,743,157,696

(11)	Price Paid per Unit: $100

(12)	Total Price Paid by Portfolio:
2,575,000 bonds @ $100 = $2,575,000.00

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $100 = $35,000,000.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.148%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
29 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	6/17/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
	Joint Lead Managers-Books	BofA Merrill Lynch
	J.P. Morgan	BNY Mellon Capital Markets
	Morgan Stanley	Deutsche Bank Securities
Wells Fargo Securities

	Co- Managers	Capital One Southcoast
	Santander	Mitsubishi UFJ Securities
Scotiabank

(2)	Names of Issuers: Boston Properties

(3)	Title of Securities: BXP 3.8 02/01/24

(4)	Date of First Offering: 06/18/13

(5)	Amount of Total Offering: $700,000,000

(6)	Unit Price of Offering: $99.694

Comparable Securities
1) Simon Property Group, C#828807CN5
2) Health Care REIT, C#42217KBA3
3) AvalonBay Communities, C#05348EAQ2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).

(8)	Years of Issuer’s Operations: 43 years

(9)	Trade Date: 06/18/13

(10)	Portfolio Assets on Trade Date: $1,742,265,236

(11)	Price Paid per Unit: $99.694

(12)	Total Price Paid by Portfolio:
2,060,000 bonds @ $99.694 = $2,053,696.40

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.694 = $19,938,800.00

(14)	% of Portfolio Assets Applied to Purchase
0.118%

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated

(17)	Years of Continuous Operation (unless municipal security, see below)
43 years

(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A

(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	6/18/2013
Name of Investment Adviser Firm
By:

Name:	Mai S. Shiver

Title:	Director of Business Risk/CCO

2